SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 18, 2002



                       EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                  0-24848                        75-2559089
--------------------------------------------------------------------------------
 (State or other            (Commission File No.)             (IRS Employer
   jurisdiction of                                             Identification
   incorporation)                                              Number)



1200 South Beckham Avenue, Tyler, Texas                            75701-3319
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
--------------------------------------------------------------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

         On October 18, 2002, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividend and the date and time of its next annual meeting of stockholders.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

 Exhibit                                                          Sequential
 Number                       Description                           Page No.
 ------                       -----------                           --------


  99         Press release published on October 18, 2002.              6

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EAST TEXAS FINANCIAL SERVICES, INC.



Date:  October 18, 2002                 By: /s/ GERALD W. FREE
                                            ------------------
                                            Gerald W. Free
                                            Vice Chairman, President and CEO